UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.        )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

First Internet Bancorp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11

Your Vote Counts! FIRST INTERNET BANCORP 2022 Annual Meeting Vote by May 15, 2022 11:59 PM ET Vote Virtually at the Meeting* May 16, 2022 1:00 PM, EDT Virtually at: www.virtualshareholdermeeting.com/INBK2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D75147-P68339 Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 2, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. FIRST INTERNET BANCORP 8701 EAST 116TH STREET FISHERS, IN 46038 You invested in FIRST INTERNET BANCORP and it’s time to vote! This is an Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 16, 2022.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D75148-P68339 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available on the Internet or by mail. You may view the proxy materials online at www.ProxyVote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 01) Aasif M. Bade 02) David B. Becker 03) Justin P. Christian 04) Ann Colussi Dee 05) Ana Dutra 06) John K. Keach, Jr. 07) David R. Lovejoy 08) Jean L. Wojtowicz 1. To elect eight directors to serve until the next Annual Meeting of Shareholders. Nominees: 2. To approve, in an advisory (non-binding) vote, the compensation paid to our named executive officers. 3. To ratify the appointment of BKD, LLP as our independent registered public accounting firm for 2022. 4. To approve the First Internet Bancorp 2022 Equity Incentive Plan. NOTE: At their discretion, the proxies are authorized to vote on any other business as may properly come before the meeting or any adjournments thereof. For For For For